UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 16, 2008
                Date of Report (Date of earliest event reported)

                               EPICEPT CORPORATION
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             (Exact name of registrant as specified in its charter)

             DELAWARE                   000-51290              52-1841431
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   (State or other jurisdiction        (Commission           (IRS Employer
         of incorporation)             File Number)       Identification No.)

       777 OLD SAW MILL RIVER ROAD
           TARRYTOWN, NEW YORK                                    10591
    ------------------------------------------------------------------------
     (Address of principal executive offices)                  (Zip Code)

       (914) 606-3500 (Registrant's telephone number, including area code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM        3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
            RULE OR STANDARD; TRANSFER OF LISTING.

EpiCept Corporation, a Delaware corporation (the "Company"), today announced that on April 16, 2008, it received a letter from the Nasdaq Listings Qualification Department stating that the Company is not in compliance with the continued listing requirements of The Nasdaq Capital Market because the bid price of the Company's common stock has closed below the minimum $1.00 per share requirement for 30 consecutive business days (pursuant to Marketplace Rule 4310(c)(4)).

Pursuant to Nasdaq Marketplace Rule 4450(c)(8)(D), the Company will be provided a period of 180 calendar days, or until October 13, 2008, to regain compliance. If at any time before October 13, 2008, the bid price of the Company's common stock closes at $1.00 per share or more for a period determined by Nasdaq (which shall be a minimum of 10 consecutive business days and a maximum of 20 consecutive business days), it will provide written notification to the Company that it complies with the Rule.

In the event that the Company does not regain compliance by October 13, 2008, the Department will determine whether the Company meets the remaining initial listing criteria set forth in Marketplace Rule 4310(c), and if it does so, the Company will be granted an additional 180 calendar day compliance period.

On April 8, 2008, the Company announced that it had received a letter from Nasdaq stating that the Company was not in compliance with the continued listing requirements of The Nasdaq Capital Market because the market value of the Company's listed securities had fallen below $35,000,000 for 10 consecutive trading days (pursuant to Marketplace Rule 4310(c)(3)(B)). Pursuant to Nasdaq Marketplace Rule 4450(c)(8)(C), the Company was provided 30 calendar days, or until May 5, 2008, to regain compliance.

In the event that the Company is not eligible for the minimum bid price additional compliance period, or if the Company does not regain compliance with the market value standard by May 5, 2008, the Company will have the right to appeal a determination to delist the Company's securities. The Company's securities would remain listed on The Nasdaq Capital Market until the completion of this appeal process.

A copy of a press release relating to the foregoing is attached hereto as
Exhibit 99.1 and is incorporated in this Item 3.01 by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
            (c) Exhibits

            99.1  Press release of EpiCept Corporation, dated April 18,
2008.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  EPICEPT CORPORATION


                                                    /s/ Robert W. Cook
                                                  ------------------------------
                                                  Name:  Robert W. Cook
                                                  Title: Chief Financial Officer

Date:  April 18, 2008
















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                                  EXHIBIT INDEX

EXHIBIT                                   DESCRIPTION
-------                                   -----------

  99.1              Press release of EpiCept Corporation, dated April 18, 2008.


























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